EXHIBIT 99

                            COLLATERAL TERM SHEETS

                          $648,376,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-1
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-1


Overview of the Offered Certificates


----------------- -------------------- ----------------- ----------- ------------ --------------- -------------- ------------------
                                                         Expected      Initial      Estimated       Principal     Moody's, S&P or
                      Approximate                         Credit     Pass-Through   Avg. Life        Payment      Fitch Expected
  Certificates     Principal Balance   Collateral Group   Support     Rate (2)      (yrs) (3)      Window (4)       Ratings (5)
----------------- -------------------- ----------------- ----------- ------------ --------------- -------------- ------------------
A1-1               $   120,000,000         Group I         2.90%        [ ]%           2.50       3/03 - 11/07     [Aaa/AAA/AAA]
A1-2               $   117,650,000         Group I         2.90%        [ ]%           0.50        3/03 - 2/04     [Aaa/AAA/AAA]
A1-3               $   333,338,000         Group I         2.90%        [ ]%           3.21       2/04 - 11/07     [Aaa/AAA/AAA]
A2                 $    62,386,000        Group II         2.90%        [ ]%           2.93       3/03 - 11/09     [Aaa/AAA/AAA]
B1                 $     6,522,000     Group I & II        1.90%        [ ]%           5.12        3/03 - 9/10      [Aa2/AA/AA]
B2                 $     5,871,000     Group I & II        1.00%        [ ]%           5.12        3/03 - 9/10       [A2/A/A]
B3                 $     2,609,000     Group I & II        0.60%        [ ]%           5.12        3/03 - 9/10    [Baa2/BBB/BBB]
X1                 $   570,988,000(1)      Group I          N/A         [ ]%           N/A             N/A         [Aaa/AAA/AAA]
X2                 $    62,386,000(1)     Group II          N/A         [ ]%           N/A             N/A         [Aaa/AAA/AAA]
   Total           $   648,376,000
----------------- -------------------- ----------------- ----------- ------------ --------------- -------------- ------------------

(1)  Notional Amount.
(2)  See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the
     Certificates.
(3)  Assuming payment based on a pricing speed of 25% CPR to the Bond Reset Date for the Group I Mortgage Loans, a pricing speed of 25% CPR to the Bond Reset Date for the Group II Mortgage Loans and a 10% Cleanup Call on the Subordinate
     Certificates.
(4)  The Stated Final Maturity for the Certificates is March 2033.
(5)  The Senior Certificates are being rated by two of Moody's, S&P and Fitch. The Subordinate Certificates are being rated by one of the Rating Agencies rating the Senior Certificates.

Selected Mortgage Pool Data


---------------------------------------------------- ---------------- ----------------- -----------------
                                                          Group I          Group II           Total
---------------------------------------------------- ---------------- ----------------- -----------------
Scheduled Principal Balance:                            $588,041,247       $64,249,500      $652,290,247
Number of Mortgage Loans:                                      1,216               143             1,359
Average Scheduled Principal Balance:                        $483,587          $449,297          $479,978
Weighted Average Gross Coupon:                                 5.48%             5.69%             5.50%
Weighted Average Net Coupon:                                   5.11%             5.31%             5.13%
Weighted Average Stated Remaining Term:                          357               356               357
Weighted Average Seasoning:                                        3                 4                 3
Weighted Average Months to Roll:                                  57                95                61
Weighted Average Amortized Current LTV Ratio:                  68.6%             65.8%             68.3%
Weighted Average Gross Margin:                                 2.67%             2.14%             2.62%
Weighted Average Net Margin:                                   2.31%             1.76%             2.25%
Weighted Average Initial Rate Cap:                             2.48%             5.07%             2.73%
---------------------------------------------------- ---------------- ----------------- -----------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO Mortgage Group, Inc. ("ABN AMRO"), Cendant Mortgage Corporation ("Cendant") and National City Mortgage Co. ("National City").
|X| The Mortgage Loans will be serviced by ABN AMRO (75.8%), Cendant (9.8%) and National City (14.4%).
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.90% +/- 0.25% in the form of subordination.
|X| No more than 1.00% of the Mortgage Loans are delinquent as of the Cut Off Date.
|X| The Deal will be modeled on Intex as "GSR03001" and on Bloomberg as "GSR 03-1".
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.















This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Settlement:               February 27th, 2003

Cut-off Date:                      February 1st, 2003

Pricing Date:                      On or before February 14th, 2003

First Distribution Date:           March 25th, 2003

Key Terms
---------

Depositor:                         GS Mortgage Securities Corp.

Servicers:                         ABN AMRO, Cendant and National City

Trustee:                           JPMorgan Chase Bank

Custodian:                         JPMorgan Chase Bank

Servicing Fee:                     37.5 bps for 85.6% of the Mortgage Loans,
                                   25 bps for 14.4% of the Mortgage Loans

Trustee Fee:                       0.25 bps

Distribution Date:                 25th day of the month or the following
                                   Business Day

Record Date:                       For any Distribution Date, the last
                                   business day of the preceding calendar
                                   month, except for the Class A1-2
                                   Certificates, for which the Record Date is the business day preceding the Distribution
                                   Date

Delay Days:                        24 day delay on all Certificates except for
                                   the Class A1-2 Certificates for which
                                   interest will accrue from the prior
                                   Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:             25% CPR for the Group I and Group II
                                   Mortgage Loans

Interest Accrual:                  On a 30/360 basis; the accrual period is
                                   the calendar month preceding the month of each Distribution Date, except for the Class A1-2, which accrue from the 25th of the month preceding the Distribution Date
                                   (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                Yes as to principal and interest, subject
                                   to recoverability

Compensating Interest:             Yes, to the extent of the aggregate monthly
                                   servicing fee

Optional Call:                     The Certificates will have a 10% optional
                                   termination provision

Rating Agencies:                   The Senior Certificates are being rated by
                                   two or more of Moody's, S&P and Fitch. The
                                   Subordinate Certificates are being rated by one or more of the Rating Agencies rating the Senior Certificates.

Minimum Denomination:              Class A Certificates - $25,000
                                   Class B1, Class B2 and Class B3
                                   Certificates - $250,000
                                   Class X1 and Class X2 - $5,000,000

Legal Investment:                  All of the offered Certificates, other than
                                   the Class B2 and Class B3 Certificates, are expected to be SMMEA eligible at settlement

ERISA Eligible:                    Underwriter's exemption is expected to
                                   apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:                     All offered Certificates represent REMIC
                                   regular interests




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-1 Certificates, the Class A1-2 and the Class A1-3 Certificates (the "Class A1 Certificates") and the Class A-2 Certificates (together with the Class A1 Certificates, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.

Priority of Payments
--------------------

         Beginning in March 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, pro rata to the Class A1-1, Class A1-2, Class A1-3 and Class X1 Certificates, Accrued Certificate Interest thereon;

               (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and;

               (iii) third, to the Class A1-1, Class A1-2 and Class A1-3 Certificates, as principal, the Group I senior principal distribution amount, concurrently as follows:

                       (x) approximately 21.02% of the Group I senior principal distribution amount to the Class A-1 certificates, until the certificate balance thereof has been reduced to zero,

                       (xi) approximately 78.98% of the Group I senior
                            principal distribution amount, sequentially, to the Class A1-2 and Class A1-3 Certificates until the certificate balances thereof have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon;

               (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount, until the certificate balance of each such class shall have been reduced to zero;








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs
               (a) and (b) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-1, Class A1-2, Class A1-3, and Class A2 Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Coupons of the Certificates
---------------------------


  -------------------------------------------------------------------------------------- ---------------------------------------
              Class                Bond Reset Date        Initial Coupon (approximate)        Coupon After Bond Reset Date
  -------------------------------------------------------------------------------------- ---------------------------------------
              A1-1                 [November 2007]               Net WAC - [ ]%            The Minimum of the (1) Net WAC and
                                                                                             (2) [1 Year CMT plus 150 bps]
  -------------------------------------------------------------------------------------- ---------------------------------------
              A1-2                 [November 2007]                    [ ]%                 The Minimum of the (1) Net WAC and
                                                                                             (2) [1 Year CMT plus 150 bps]
  -------------------------------------------------------------------------------------- ---------------------------------------
              A1-3                 [November 2007]                    [ ]%                 The Minimum of the (1) Net WAC and
                                                                                             (2) [1 Year CMT plus 150 bps]
  -------------------------------------------------------------------------------------- ---------------------------------------
               A3                  [November 2009]                    [ ]%                 The Minimum of the (1) Net WAC and
                                                                                             (2) [1 Year CMT plus 150 bps]
  -------------------------------------------------------------------------------------- ---------------------------------------
               X1                        N/A                          [ ]%                      Group I Excess Interest
  -------------------------------------------------------------------------------------- ---------------------------------------
               X2                        N/A                          [ ]%                      Group II Excess Interest
  -------------------------------------------------------------------------------------- ---------------------------------------


(1) The initial Class B1 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2) The initial Class B2 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3) The initial Class B3 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1 Certificates (the "Class X1 Notional Amount"). The initial Class X1 Certificate notional amount will be approximately $570,988,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over
      (ii) the weighted average of the Pass-Through Rates of the Class A1 Certificates. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B2 Certificates and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B3 Certificates.

(5) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the "Class X2 Notional Amount"). The initial Class X2 Certificate notional amount will be approximately $62,386,000, and for any distribution date will equal the certificate balance of the Class A2 Certificates immediately preceding that distribution date. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over
      (ii) the Pass-Through Rate of the Class A2 Certificates.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.